Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY
ACT OF 2002
     In connection with the Annual Report on Form 10-K/A of Continucare Corporation (the “Company”) for the fiscal year ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Fernando L. Fernandez, Senior Vice President-Finance, Chief Financial Officer, Treasurer and Secretary of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 30, 2006	By:	/s/ Fernando L. Fernandez

Fernando L. Fernandez
Senior Vice President – Finance, Chief Financial
Officer, Treasurer and Secretary